Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets
Goodwill and Intangible Assets
The changes in carrying amounts of goodwill during the years ended December 31, 2015 and 2014 were as follows:

	2015	2014
Balance as of January 1:
Goodwill	$116,377	$116,533
Accumulated impairment losses	(116,377)	(60,217)
Balance as of January 1	—	56,316
Impairment charge	—	(56,160)
Currency valuation	—	(156)
Balance as of December 31:
Goodwill	116,377	116,377
Accumulated impairment losses	(116,377)	(116,377)
Balance as of December 31	$—	$—

The Company tests goodwill for impairment at the reporting unit level on an annual basis as of December 1 and more often if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value. The Company assesses, at least quarterly, whether any triggering events have occurred. A two-step method is used for determining goodwill impairment. The first step is performed to identify whether a potential impairment exists by comparing each reporting unit’s fair value to its carrying value. If the carrying value of a reporting unit exceeds its fair value, the next step is to measure the amount of impairment loss, if any.
During the second quarter of 2014, the Company concluded that under FASB Accounting Standards Codification (“ASC”) 350, "Intangibles - Goodwill and Other," its unfavorable operating results could be indicators of impairment of its Metals reporting unit's goodwill and, therefore, performed an interim impairment analysis as of May 31, 2014 using the two-step quantitative analysis. Under the first step, the Company determined that the carrying value of the reporting unit exceeded its estimated fair value requiring the Company to perform the second step of the analysis. The second step of the analysis included allocating the calculated fair value (determined in the first step) of the reporting unit to its assets and liabilities to determine an implied goodwill value. The result of the second step was that the goodwill of the reporting unit was impaired and a $56,160 non-cash impairment charge ($13,900 of which is deductible for tax purposes) was recorded during the three-month period ended June 30, 2014 to eliminate the reporting unit goodwill.
The following summarizes the components of the Company's intangible assets at December 31, 2015 and 2014:

	2015		2014
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Customer relationships	$69,325	$59,075	$116,168	$64,822
Trade names	378	378	7,864	2,655
Total	$69,703	$59,453	$124,032	$67,477

In conjunction with the Company’s plans to reduce its indebtedness and increase liquidity, in the fourth quarter of 2015 the Company made a decision to start exploring opportunities related to certain of its under-performing oil and gas inventory and equipment. In connection with this decision, the Company began marketing the sale of the inventory and equipment of its Houston and Edmonton locations. In February 2016, the Company entered into an agreement to sell all of the inventory at the Houston and Edmonton locations as well as the Tube Supply trade name. The Company subsequently closed both of these facilities. Given these factors, the Company determined that as of December 31, 2015, certain of its intangible assets including the Tube Supply customer relationships and trade name acquired in connection with the Tube Supply acquisition in 2011, no longer have a remaining useful life and a $33,742 non-cash impairment charge (none of which is deductible for tax purposes in 2015) was recorded for the year ended December 31, 2015. The non-cash impairment charge removed all the remaining finite-lived intangible assets associated with the Tube Supply acquisition, leaving only customer relationships intangible assets. The majority of the remaining customer relationships intangible assets were acquired as part of the acquisition of Transtar on September 5, 2006. The weighted average amortization period for the remaining customer relationships intangible assets is 1.7 years.
Due to the Company’s continued sales declines, net losses and lower than projected cash flows, the Company tested its remaining long-lived assets for impairment during the fourth quarter of 2015. Testing of the Company's other long-lived assets indicated that the undiscounted cash flows of those assets exceeded their carrying values, and the Company concluded that no impairment existed at December 31, 2015 and the remaining useful lives of its long-lived assets were appropriate. The Company also tested its long-lived assets for impairment at May 31, 2014, the date of the Company's interim goodwill impairment analysis, and in the second quarter of 2015 in conjunction with the announced restructuring activities. Both times, the Company concluded that no impairment existed and the remaining useful lives of its long-lived assets were appropriate. The Company will continue to monitor its long-lived assets for impairment.
For the years ended December 31, 2015, 2014, and 2013, the aggregate amortization expense was $10,647, $11,630 and $11,791, respectively.
The following is a summary of the estimated annual amortization expense for each of the next 5 years:

2016	$6,137
2017	4,113
2018	—
2019	—
2020	—